Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 15, 2014 to the

Statutory Prospectus for Class R6 Shares of

Allianz Funds Multi-Strategy Trust,

Dated April 1, 2014 (as supplemented thereafter)

Disclosure Relating to AllianzGI Best Styles Global Equity Fund

Effective September 15, 2014, Class R6 shares of AllianzGI Best Styles Global Equity Fund are no longer offered through this prospectus, and all references to Class R6 shares of AllianzGI Best Styles Global Equity Fund are hereby removed from this prospectus. Effective September 15, 2014, Class R6 shares of AllianzGI Best Styles Global Equity Fund are offered through a separate prospectus dated September 15, 2014.

Please retain this Supplement for future reference